                       SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant                     /X/

Filed by a Party Other than Registrant  / /

Check the Appropriate Box:

   / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                             Commission Only as listed by Rule
                                             14a-6(e)(2)0
   /X/ Definitive Proxy Statement

   / / Definitive Additional Materials

   / / Soliciting Material Under Rule 14a-12


                          GLOBAL ASSET HOLDINGS, INC.
                          ---------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing fee (Check the appropriate box):

/X/ No Fee Required

/ / Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11


         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate Number of Securities to which transaction applies:

         (3) Per unit price or the underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):

         (4) Proposed maximum aggregate value of transaction: $ ____________

         (5) Total fee paid: $ _______________

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:


         (1) Amount Previously Paid: $_______________.

         (2) Form, Schedule or Registration Statement No.: ________

         (3) Filing Party:

         (4) Date Filed:

                          GLOBAL ASSET HOLDINGS, INC.
                              11900 Biscayne Blvd.
                                   Suite 262
                              Miami, Florida 33181


October 28, 2002



To Our Stockholders:

         The Annual Meeting of Stockholders of Global Asset Holdings, Inc., a Florida corporation will be held at 10:00 a.m. on November 21, 2002, at its corporate headquarters located at 11900 Biscayne Boulevard Suite 262, Miami, Florida 33181. Enclosed is our Notice of the Annual Meeting of Stockholders, Proxy Statement and Proxy Card. The enclosed Proxy Statement and Proxy Card contain details concerning the business to come before the meeting, including
(i) election of the named nominees to our Board of Directors and for the terms indicated; (ii) to consider approval of an amendment to the Company's certificate of incorporation to change the name of the Company; (iii) ratification of the 2001 Stock Option Plan and (iv) the ratification of the selection of Liebman Goldberg & Drogin, LLP as our independent auditors for the fiscal year ending December 31, 2002. You should note that, after careful consideration, our Board of Directors unanimously recommends a vote "FOR" each of the nominees for director and for each of the aforesaid proposals.

         If you were a record holder of our common stock on you are eligible to vote with respect to these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. For that reason we request that you sign and return the Proxy Card now. A postage paid envelope is enclosed for your convenience in replying. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy.

         We look forward to reviewing our activities with you at the meeting. We hope you can be with us.

                                             Sincerely,

                                             /s/ Martin Miller
                                             -----------------------------------
                                             Martin Miller
                                             Chairman of the Board

                                             /s/ Irving Greenman
                                             -----------------------------------
                                             Irving Greenman
                                             Chief Executive Officer

                          GLOBAL ASSET HOLDINGS, INC.
                              11900 Biscayne Blvd.
                                   Suite 262
                              Miami, Florida 33181

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held November 21, 2002

To the Stockholders of Global Asset Holdings, Inc.:


         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Global Asset Holdings, Inc., a Florida corporation, will be held at 10:00 a.m. local time, on November 21, 2002, at our offices located at 11900 Biscayne Boulevard, Suite 262, Miami, Florida 33181, to consider and to vote on the following matters as more fully described in the accompanying Proxy Statement:

         To elect the named nominees to our Board of Directors and for the terms indicated;

         To consider approval of an amendment to the Company's certificate of incorporation to change the name of the Company to "Epixtar Corp.";

         To ratify the Company's 2001 Stock Option Plan;

         To ratify the selection of Liebman Goldberg & Drogin, LLP as our independent auditors for the fiscal year ending December 31, 2002; and

         To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on October 25, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjourned meetings thereof.

         All stockholders are cordially invited to attend the Meeting in person. Your vote is important. Please fill in, date, sign and return the enclosed proxy in the return envelope furnished for that purpose as promptly as possible, whether or not you plan to attend the Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person if you wish. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

                                             By Order of the Board of Directors

                                             Martin Miller



                                             Chairman of the Board

                          GLOBAL ASSET HOLDINGS, INC.
                              11900 Biscayne Blvd.
                                   Suite 262
                              Miami, Florida 33181


                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held November 21, 2002


                                VOTING AND PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Global Asset Holdings, Inc. for use at an Annual Meeting of Stockholders to be held at 10:00 a.m. local time, on November 21, 2002, at our offices located at 11900 Biscayne Boulevard, Suite 262, Miami, Florida 33181, and any adjournments thereof. When such proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" (i) election of the named nominees to our Board of Directors and for the terms indicated; (ii) to consider approval of an amendment to the Company's certificate of incorporation to change the name of the Company; (iii) ratification of the 2001 Stock Option Plan; and (iv) the ratification of the selection of Liebman Goldberg & Drogin, LLP as our independent auditors for the fiscal year ending December 31, 2002. Any holder of record giving a proxy has the power to revoke it at any time before it is voted by written notice to our Secretary, by issuance of a later dated proxy, or by voting in person at the meeting. This Proxy Statement and accompanying Proxy Card is being mailed on or shortly after October 31, 2002, to all stockholders entitled to vote at the meeting.


At the close of business on October 25, 2002, the record date for determining stockholders entitled to notice of and to vote at the meeting, the total number of shares of our common stock outstanding was 10,503,000 shares. The common stock is the only class of security of ours entitled to vote, each share being entitled to one non-cumulative vote.

Vote Required

         If a quorum is present at the meeting, the following votes are required to approve each proposal, respectively:

         Proposal 1:       A plurality of the votes cast shall be sufficient to
                           elect each nominee on the Company's slate of directors.

         Proposal 2:       The affirmative vote of a majority of the outstanding
                           shares of the Company's Common Stock shall be required to approve the proposed amendment to the Company's Certificate of Incorporation to change the name of the Company.

         Proposal 3:       The affirmative vote of a majority of the votes
                           present at the meeting shall be sufficient to approve the Company's 2001 Stock Option Plan

         Proposal 4:       The affirmative vote of a majority of the votes
                           present at the meeting shall be sufficient to ratify the selection of Liebman Goldberg & Drogin, LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2002.

For all proposals, abstentions or no votes or "Broker non-votes" with respect to shares present and voting, in person or by proxy, at the Meeting will be counted in tabulations of the votes cast but will have the effect of a vote against such proposal. "Broker non-votes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted.


                                 PROPOSAL NO. 1

TO ELECT FIVE DIRECTORS OF THE COMPANY

The following directors are being nominated for election to the Board all of whom are presently directors:

David Berman, Irving Greenman, Martin Miller and William Rhodes.


Information Concerning Nominees

The following table sets forth the positions and offices presently held with us by each nominee, his age and his tenure as a director:

                                        Positions Presently Held      Director
Name                           Age      with the Company              Since
----                           ---      ------------------------      --------

David Berman...............    56       Director                      2001

Irving Greenman............    66       Chief Executive Officer       2000

Martin Miller..............    62       Chairman of the Board         2002

William Rhodes.............    53       President, Director           2001


David Berman is a practicing attorney in Miami, Florida. Mr. Berman has been a partner in Berman & Berman, a partnership in Miami, Florida specializing in tax law for more than five years.

Irving Greenman has served in various executive positions, including Chief Financial Officer and Chief Executive Officer, for the past twenty-five years. He has been the Company's Chief Executive Officer and Chief Financial Officer since January 1, 2000. He was Chief Financial Officer for Kaleidoscope Media Group, Inc. (an entertainment company), Medica Media and Healthcare International, both of the latter companies in the healthcare field. Mr. Greenman is a Certified Public Accountant in New York and in Florida.

Martin Miller has been a private investor for the last five years. During part of this period he also acted as a United States manager of corporate finance for a foreign investment group.

William D. Rhodes has served as President of the Company since January 2002. In February 2001, Mr. Rhodes was also the founding President of National Online Services, Inc. (presently a subsidiary of the Company), establishing corporate infrastructure for this new Internet service provider of "B-to-B" services, and remains the current President of National Online. Mr. Rhodes performed consulting services for the Company from September 2000 until February 2001. Prior to this, from February 1999 through July 2000, Mr. Rhodes served as Chief Operating Officer of Equalnet Communications in Houston, TX with responsibility for all company operations including customer care, billing, provisioning and networks. From 1996 until 1999, Mr. Rhodes served as President and COO of Valu-Line Communications in Longview, TX. In this capacity, Mr. Rhodes has an MSEE and BSEE from the University of Missouri at Columbia and has been involved in state-of-the-art electronics, navigation and communication projects throughout his career including 20 years with Rockwell International.

Identification of Executive Officers as of September 30, 2002 who are not Directors or nominees)


Name                       Age          Position(s)
----                       ---          -----------
Ricardo Sablon             41           Vice President
Stanley Myatt              62           Vice President, Corporate Development
David Srour                40           Chief Operating Officer
Gerald Dunne               38           Vice President
Franklin Cortes            55           Chief Financial Officer, Secretary


Ricardo Sablon is the Company's telephony engineer and vice president. Mr. Sablon was previously vice president and chief telephony engineer for Equalnet Communications. Mr. Sablon was a founder of FreeCaller Communications, an advertiser sponsored long distance service that he patented. In 1991, Mr. Sablon was the chief executive of CaribeCom, a company that provided the first post-embargo commercial direct-dial service to Cuba from the United States.

Stanley Myatt has been a private investor for the last five years.

David Srour has served as the Vice President of the Company since November 2001. Prior to joining the Company, Mr. Srour was Senior Director of Information Service of CarrAmerica, a former client of his at KPMG Consulting in McLean, Virginia, where he was a Senior Manager from 2000 to 2001. At KPMG, Mr. Srour specialized in eCommerce, project management and process improvement consulting services for such clients as General Motors, Equity Office and Security Capital. Beginning in 1997, he spent four years at Ernst and Young LLP, providing information systems and process improvement consulting services including back office and eCommerce implementations Mr. Srour also has significant telecommunications experience, including roles as COO of iTelsa and SmarTel Communications.

Gerald M. Dunne was formally the Chairman and CEO of Group Long Distance Inc., a NASDAQ traded long distance reseller. Mr. Dunne led the Company to over 200,000 residential and small business subscribers before leaving to become Chief Executive of the Company subsidiary, One World Public Communications Corp.

Franklin Cortes has been employed by the Company since January 2002. From February 1989through August 2001 he held various positions in Judy Jack, Inc., a jewelry company including chief financial officer.


Executive officers are elected annually by the our Board of Directors to hold office until the first meeting of the Company's Board of Directors following the next annual meeting of stockholders and until their successors are chosen and qualified.

Information Concerning the Board

The Board of Directors held no meetings, including telephonic meetings during the year ended December 31, 2001. During the year all actions were taken through unanimous written consents.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended December 31, 2001, there were officer, director or greater than 10% beneficial owners that were late with certain of their filings. The Company is instituting a program to insure compliance.


Executive Compensation
----------------------

The following table sets forth information concerning compensation paid or accrued by us or any of our subsidiaries for services rendered during the fiscal years ended December 31, 2001, 2000 and 1999 by our Chief Executive Officer. No other executive officer's compensation exceeded $100,000 during its fiscal year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                  Annual Compensation     Long-Term Compensation
                                  -------------------     ----------------------

Name and Principal                                        Securities Underlying
Positions                         Year        Salary             Option(s)
------------------                ----        ------      ---------------------
Irving Greenman                   2001       $200,000             200,000
President and
Chief Executive Officer           2000           --                  --
                                  1999           --                  --


EXECUTIVE COMPENSATION AGREEMENTS

The Company does not have any written agreements with its executives or employees.


STOCK OPTION PLANS

The Board has adopted a 2001 Stock Option Plan (the "Plan"). During 2001 we issued 1,000,000 options under the plan at an exercise price of $2.50 per share. The options are for a five year period and may be exercisable one third after one year, two thirds after two years and may be exercised in full after three years. Of the options issued 640,000 shares were issued to officers. This Plan is more fully described in Proposal No. 3 and the text of the Plan is attached to this Proxy Statement as Exhibit "B."

The following options have been granted to the Chief Executive Officer of the Company under the Plan:

                           OPTION IN LAST FISCAL YEAR
                           --------------------------


                               Number of
                               Securities Underlying
                               Options Granted              Percent    Exercise or      Expiration
Name                           as of December 31, 2001      Granted    Base Price       Date
----                           -----------------------      -------    -----------      ----------
Irving Greenman,                      200,000                 20%         $2.50       Nov. 30, 2006
Chief Executive Officer

----------

All of the options granted to these individuals are exercisable at a price above market price at the time of grant.


                                         FISCAL YEAR END OPTION VALUES (1)
                                         ---------------------------------

                                   Number of                        Value of
                                   Securities Underlying            Unexercised
                                   Unexercised Options              In-the-Money
Name                               as of December 31, 2001          Options
----                               -----------------------          ------------
Irving Greenman, ............              200,000                    $100,000
      Chief Executive Officer


-------------

(1)      There were no options exercised during the last fiscal year.

(2)      Based on market price of $3.00 per share as of December 31, 2001.



Certain Relationships and Related Transactions

On November 14, 2000 the Company acquired the entire interest of Trans Voice Investments, Ltd in SavOn, a Florida limited liability company. Trans Voice Ltd's interest consisted of a 51% ownership interest in SavOn, which increased to 80% on November 15, 2000 pursuant to an Acquisition Agreement between Trans Voice Ltd (a foreign corporation) and Teltran International, Inc. (SavOn's former majority member) dated May 1, 2000. The purchase price of Trans Voice Ltd's entire interest in SavOn was 2,000,000 shares of our common stock. The original agreement provided if during the period commencing January 1, 2001 and ending June 30, 2002 the accumulated net after tax income of SavOn is greater than $1,200,000 then for each $1.00 of net after tax income of SavOn in excess of $1,200,000 during the Earnings Period, Trans Voice Ltd. will receive additional shares of our common stock having a market value of $10.00 per share. Trans Voice Ltd. claimed that it was deprived of its right to additional shares as Global would have no earnings. In lieu of all claims of Trans Voice Ltd. against the Company, the Company paid an additional $225,000 which was capitalized as part of goodwill. Due to the cancellation of the SavOn's agreement with Global Crossing, SavOn discontinued its telecommunications business in 2001 and in 2002 filed for protection from creditors under Chapter 11 of the Bankruptcy Code.

On March 31, 2001 the Company entered into an agreement to purchase its subsidiary National Online, Inc. The Company exchanged 2,000,000 of its shares for all of the outstanding shares of National Online. Prior to the transaction, the outstanding stock of National Online was owned as follows: 80% by Trans Voice Ltd, and 20% by Sheldon Goldstein. Prior to the transaction, Trans Voice Ltd. also held 2,000,000 shares or 33 1/3 % of the stock of the Company at that time. Also, as part of the transaction, Global agreed to pay additional contingent consideration to the former shareholders of National Online. Such contingent consideration was payable, if during the eighteen month period commencing April 1, 2001 and ending September 30, 2002, the accumulated net after tax income of National Online was $1,200,000 or greater. In that event, the former shareholders of National Online were to receive that number of additional shares, valued at $10.00 per share, equivalent to the dollar value of the excess of net after tax income of National Online over $1,200,000. The former owners of National Online has claimed that the Company failed to commence National Online's operations timely and adequately fund it. As of November 30, 2001 the Company and the shareholders agreed to eliminate the contingent right and settle all claims in consideration of an additional 2,500,000 shares of common stock of the Company.

In April 2001, the Company entered into an oral agreement to pay Trans Voice Investments, Inc. ("Trans Voice, Inc") $4.00 per customer (per month) as a finder's fee and for services provided in connection with the organization of National Online. On October 1, 2001, the agreement was modified because the parties agreed the payments were excessive. Pursuant to the Payment Agreement as amended National Online is obligated to pay Trans Voice Inc $150,000 per month as long as National Online and affiliates operates its programs. In addition, Trans Voice Inc. is to receive an additional $1.00 for each additional customer in excess of 100,000 in any given month. National Online is also obligated to provide office space to Trans Voice Inc. Messrs. Stanley Myatt and Martin Miller are sole stockholders of Trans Voice Inc. Trans Voice, Inc. is unaffiliated with Trans Voice, Ltd. In June 2002 Trans Voice, Inc. formed Trans Voice, LLC, a Florida limited liability company and assigned the Payment Agreement to TransVoice LLC. At the same time Trans Voice, LLC also purchased 5,600,000 shares of the Company held by Trans Voice, Ltd. As a result of the sale Messrs. Martin Miller and Stanley Myatt may be deemed control parties of the Company.


Principal Stockholders and Stockholdings of Directors

The following table sets forth certain information regarding beneficial ownership of the common stock as of September 30, 2002 by (i) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding common stock, (ii) each director of ours, (iii) each named officer, (iv) and all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.


               Name and Address of                        Number Of Shares          Percentage
                Beneficial Owner                         Beneficially Owned         of Class
--------------------------------------------------       ------------------         ----------
Martin Miller ....................................         2,800,000                  26.65%(1)
Stanley Myatt ....................................         2,800,000                  26.65%(1)
Sheldon Goldstein.................................           900,000                   8.6%
Irving Greenman (2)(3)............................            66.667                    .6
William Rhodes (2)(3).............................            33,333                    .3
David Berman (3)..................................              none                    --
By all officers and Directors as a group (1)(2)...         5,780,000                  57.4%

----------
(1) The Shares registered in the name of Trans Voice, LLC. Each of Messrs. Miller and Myatt is deemed to beneficially own this percentage of the Company by virtue of their equal 50% ownership of Trans Voice Investments Inc. which owns 100% of Trans Voice LLC.

(2)      Represents shares underlying options exercisable within 60 days.

(3) In addition to the aforesaid options additional shares are subject to options not exercisable within 60 days as follows:

              Irving Greenman                             133,333
              William Rhodes                               66,667
              David Berman                                100,000
              All officers and directors as a group       460,000

The Board of Directors unanimously recommends that you vote "FOR" the proposal (item 1 on the Proxy Card) electing the named nominees to the Board of Directors. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the proposal to elect the named nominees. The re-election must be approved by the affirmative vote of the holders of plurality of shares voting..


                                 PROPOSAL NO. 2

TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO "EPIXTARCORP."


At the Meeting, Stockholders will be asked to approve or ratify an amendment to the Company's Certificate of Incorporation (the "Certificate") proposed by resolution of the Board that would change the name of the Company from "Global Asset Holdings, Inc." to "Epixtar, Inc." The management of the Company led by Chief Executive Office and , Irving Greenman, believes the old name does not describe the Company. This new name for the Company is one of a series of initial actions to demonstrate management's determination to chart of new course for the Company with the goal of enhancing shareholder value.

The proposed amendment to the Certificate of Incorporation would amend Article One thereof to read in its entirety as follows:

                      ONE: The name of the corporation is:
                                "EPIXTAR CORP."


A copy of the proposed Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit "A" with the proposed language bracketed under "Change Resulting from Proposal No. 2".


Stockholder Vote Required.

The adoption of the foregoing proposed amendment to the Certificate will require the affirmative vote of a majority of the outstanding shares of the Company's Common Stock.


The Board of Directors unanimously recommends that you vote "FOR" the proposal (item 2 on the Proxy Card) approving the ratification. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the proposed approval of the amendment.


                                 PROPOSAL NO. 3

RATIFICATION OF THE GLOBAL ASSET HOLDINGS 2001 STOCK OPTION PLAN.

On November 30, 2001, the Board, subject to approval or ratification by the stockholders of the Company, authorized the 2001 Stock Option Plan (the "Option Plan") for the directors, officers and employees of, and others providing services to the Company. The 2001 Plan contemplates the grant of options for the issuance of up to 4,000,000 shares of Common Stock.

A copy of the full text of the Global Asset Holdings 2001 Stock Option Plan is attached hereto as Exhibit "B". The following summary of the principal features of the Option Plan is qualified in its entirety by reference to Exhibit B.

The purpose of the Option Plan is to provide us with a vehicle to attract, compensate and motivate selected eligible persons, and to appropriately compensate them for their efforts, by creating a broad-based stock plan which will enable us, in our sole discretion and from time to time, to offer to or provide such eligible persons with incentives or inducements in the form of awards as such term is defined below, thereby affording such persons an opportunity to share in potential capital appreciation of our common stock.

Under the Option Plan, an eligible person is any person who, at the applicable time of the grant under the Option Plan, is an employee, a director and/or a consultant or advisor of ours, or of any parent or subsidiary or other entity for which the person is performing services at our request. As of September 30, 2002, there were options to purchase 1,100,000 shares of common stock granted under the Option Plan. Of these shares, 640,000 shares are subject to options granted to officers and directors and the balance of shares is subject to options granted to non-officer employees.

The Option Plan provides for its administration by the board of directors or a committee chosen by the board of directors, which has discretionary authority, subject to certain restrictions, to determine the number of shares issued pursuant to incentive stock options and non-statutory stock options and the individuals to whom, the times at which and the exercise price for which options will be granted.

The above description of the Option Plan is qualified in its entirety by reference to the full text of the Option Plan, as well as the terms and conditions of any award agreement governing the grant of an award under the Option Plan. A copy of the Option Plan is included as an exhibit to this Proxy Statement.

Nature of Options

Options granted may be either incentive stock option ("ISO") under the Internal Revenue Code of 1986, as amended (the "Code"), or options not intended to qualify as ISOs ("Non-ISOs"). The Committee may determine the exercise price, provided that, in the case of ISOs, such price may not be less than 100% (110% in the case of ISOs granted to holders of 10% or more of the voting power of the Company's stock) of the fair market value (as defined in the Option Plan) of a share of Common Stock at the date of grant. The aggregate fair market value (determined at time of option grant) of stock with respect to which ISOs become exercisable for the first time in any year cannot exceed $100,000.

Options issued under the Option Plan will be non-transferable (except by will or the laws of descent and distribution in the event of death), shall have a term of up to ten (10) years without the permission of the Board of Directors and shall vest in accordance with the terms established for such options by the Board, provided the optionee remains an officer, employee or director of the Company for at least one year after the date of the grant. Upon the termination of an optionee's service as a director, officer or employee of the Company for reasons other than retirement, death or permanent or total disability, the option and optionee's rights thereunder will terminate in accordance with the time established for such termination by the Board.

Purpose

The Board adopted the Option Plan in the belief that it is in the best interests of the Company to encourage its directors, officers and key employees and other providing services to have an ownership interest in the Company in order to align their interests more closely with those of the other shareholders and that the grant of options under the Option Plan can be appropriately employed to attract and retain qualified persons as directors, officers and employees of the Company.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of the Option Plan is intended to be a summary of applicable federal income tax law. State and local tax consequences may differ. Because the federal income tax rules governing options are complex and subject to frequent change, participants are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to an option exercise.

The Option Plan provides for the granting of options which are intended to qualify either as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 or as options which are not intended to meet the requirements of such section (non-statutory stock options"). The exercise price of all incentive stock options must be at least equal to the fair market value of such shares on the date of the grant or, in the case of incentive stock options granted to the holder of more than 10% of our common stock, at least 110% of the fair market value of such shares on the date of the grant. The maximum exercise period for which incentive stock options may be granted is ten years from the date of grant (five years in the case of an individual owning more than 10% of our common stock). The aggregate fair market value (determined at the date of the option grant) of shares with respect to which incentive stock options are exercisable for the first time by the holder of the option during any calendar year shall not exceed $100,000.

Options that are granted under the Option Plan may qualify as ISOs and as such must comply with the requirements of Section 422 of the Code. An optionee is not taxed upon the grant or exercise of an ISO; however, the difference between the fair market value of the shares on the exercise date will be an item of adjustment for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon the exercise of an ISO for at least two (2) years following the date of the grant of the option and at least one year following the exercise of the option, the optionee's gain, if any, by a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally would equal the exercise price). If the optionee disposes of shares acquired pursuant to exercise of an ISO before satisfying the one- and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the shares (usually the option exercise price) or (ii) the difference between the fair market value of the shares on the exercise date and the option price. The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the incentive stock option. The Company is not entitled to an income tax deduction on the grant or the exercise of an ISO or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to an income tax deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

In the case of a non-qualified option, an optionee is not taxed on the grant of such option. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of the exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the optionee. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following the exercise. The Company does not receive an income tax deduction for this gain.

Stockholder Vote Required.

The ratification of the Company's 2001 Stock Option Plan will require the affirmative vote of a majority of the shares of Common Stock at the meeting.


The Board of Directors unanimously recommends that you vote "FOR" the proposal (item 3 on the Proxy Card) approving the ratification. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the proposed approval of the amendment. In any event, the Company and Holder may be obligated to proceed under the Options.


                                 PROPOSAL NO.4

APPROVAL OF THE SELECTION OF LIEBMAN GOLDBERG & DROGIN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

The Board of Directors has selected Liebman, Goldberg & Drogin LLP to audit our accounts for the fiscal year ending December 31, 2002. Such firm, which has served as our independent auditor since fiscal year 1999, has reported to us that none of its members has any direct financial interest or material indirect financial interest in us.

Fees. During the last fiscal year ending December 31, 2001 the Company paid and accrued the following fees to Liebman, Goldberg & Drogin, LLP.

Audit Fees.  For audit of year end
statements and review of quarterly statements                 $28,675

Other Fees                                                    $ 2,150(1)

         Total                                                $30,825

----------
(1) Fees were for tax services for the Company. The Company does not believe these services affect the independence of its auditor.

A representative of Liebman, Goldberg & Drogin LLP is expected to attend the meeting or will be available by speaker phone and will be afforded the opportunity to make a statement and/or respond to appropriate questions from stockholders.

Stockholder Vote Required.

A quorum being present, the approval of Liebman, Goldberg & Drogin, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002 will require the affirmative vote of a majority of the votes cast.


The Board of Directors unanimously recommends that you vote "FOR" the proposal (item 4 on the Proxy Card) approving the ratification of Liebman, Goldberg & Drogin LLP as the Company's independent auditors for the fiscal year ending December 31, 2002. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the proposed approval of the ratification of Liebman, Goldberg & Drogin LLP as the Company's independent auditors.



TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors of the Company is not aware of any matters other than those set forth herein and in the Notice of Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                              STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Company's 2003 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received by the Company's offices in Miami, Florida by April 16, 2003 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                   FORM 10-KSB

A copy of our Form 10-KSB is available at no charge upon written request to its Investor Relations Department at 11900 Biscayne Boulevard Suite 262, Miami, Florida 33181.

                                                                       Exhibit A


                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                          GLOBAL ASSET HOLDINGS, INC.
                          ---------------------------
                                 (present name)

                   ------------------------------------------
                   (Document Number of Corporation (If known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

FIRST:   Amendment(s) adopted:

         The name of the Corporation is "EPIXSTAR, INC."

SECOND:  The date of the amendment's adoption:  November ___, 2002

THIRD:   Adoption of Amendment(s) (CHECK ONE)

____ The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.
____ The amendment(s) was/were approved by the shareholders through voting groups.
____ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.
____ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signed this _____ day of November 2002.


-----------------------------
Signature
Title:
       ----------------------

                                                                       EXHIBIT B


                          GLOBAL ASSET HOLDINGS, INC.

                             2001 Stock Option Plan


         1. Purpose of the Plan. The Global Asset Holdings, Inc. 2001 Stock Option Plan (the "Plan") is intended to advance the interests of Global Asset Holdings, Inc., a Florida corporation (the "Company") and its related entity by inducing persons of ability and potential to join and remain with the Company and its related entities by encouraging and enabling employees and other key persons and other to acquire proprietary interests in the Company, and by providing the participating persons with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options" to Eligible Persons as hereinafter defined. Such options may either be
(i) options intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") ("Incentive Stock Options") and (ii) "Non-statutory Stock Options" or Non-Qualified Option, which are options which do not meet the requirements of Section 422.

         2. Administration. The Plan shall be administered by the Board of Directors of the Company or, to the extent provided herein by the board of directors, by a committee consisting of at least two persons chosen by the Board of Directors. Unless otherwise indicated by the context, the term "Committee" shall refer to the board of directors or such committee, or both to the extent certain powers are retained by the board of directors herewith in connection with the appointment of such Committee. Except as herein specifically provided, the interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan, except as otherwise provided by law.

         3. Shares Subject to the Plan. The capital stock subject to grant under the Plan shall be shares of the Company's common stock, $.001 par value (the "Common Stock"), whether authorized but unissued or held in the Company's treasury or shares purchased from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock, which may be issued pursuant to Options granted under the Plan, shall not exceed 4,000,000 shares, subject to adjustment in accordance with the provisions of Section 12 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options under the Plan.

         4. Certain Definitions. As used herein the following terms shall have the definitions set forth below:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Company" shall mean Global Asset Holdings, Inc., a Florida corporation. In addition, "Company" shall mean any corporation assuming, or issuing new stock options in substitution for, Options outstanding under this Plan.

                  (d)      "Director" shall mean a member of the Board.

                  (e) "Eligible Participant" shall mean any person providing service to or on behalf of the Company including employees, directors, consultants or independent contractors of the (i) Company (ii) any subsidiary or subsidiaries of the Company, or (iii) any entity which the Company in the opinion of the Committee has a substantial interest or benefit or to which services are provided at the request of the Company ("Related Entity").

                  (f) "Eligible Services" shall mean any services by an Eligible Participant as an employee, director, consultant or independent contractor of or for (i) the Company (ii) any subsidiary of the Company or (iii) any Related Entity.

                  (g) "Option" shall mean an option to purchase shares of Common Stock, granted under this Plan. "Options" shall include both Incentive Stock Options and Non-Qualified Options.

                  (h) "Optionee" shall mean an Eligible Person to whom an Option is granted under this Plan.

                  (i) "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (j)      "Plan" shall mean this Plan of the Company.

                  (k)      "Secretary" shall mean the Secretary of the Company.

                  (l) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (m) "Subsidiary" shall mean any corporation or other entity in an unbroken chain of corporations beginning with the Company if each of the entities other than the last entities in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of security in one of the other entities in such chain.

                  (n) "Termination of Services" shall mean the time when an Optionee ceases to provide Eligible Services for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding any termination where there is a resumption of any Eligible Services.

         5.       Grant of Options

                  (a) Subject to the provisions hereof, the Committee shall from time to time, in its sole and absolute discretion determine consistent with the Plan:


                           (i)      who is an Eligible Person;

                           (ii) which Eligible Person is to be awarded an option and the number of shares to be subject to such Options, and whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                           (iii) all the terms and conditions of such Options, consistent with this Plan.

         (b) Making such determination pursuant to paragraph 3(a), the Committee shall have sole and absolute discretion and shall be free to make non-uniform and selective determination based upon such factors as it deems relevant in its sole discretion.


         6.       Terms of Options

                  (a) Unless otherwise determined by the Committee with respect to Non-Qualified Options, the price of the shares subject to each Option shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted; provided, however, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the Fair Market Value of such shares on the date such Option is granted if such Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

                  (b) Each Option granted hereunder may be subject to such vesting schedule (which may be cumulative or non-cumulative), conditions, restrictions and other provisions as the Committee shall, in its sole and absolute discretion, deem necessary or appropriate, which determinations may be non-uniform and selective and based upon such factors as it deems relevant in its sole and absolute discretion. The Committee shall have the right to accelerate the vesting of any outstanding Incentive Stock Option, or any portion thereof, at any time and from time to time, and upon such terms and conditions, as it shall determine in its sole and absolute discretion.

                  (c) Notwithstanding any other provision of this Plan, with respect to an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock are exercisable by any Optionee for the first time by such Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such Options shall be treated as Non-Qualified Options. For purposes of this Section, Options shall be taken into account in the order in which they were granted.

                  (d) In consideration of the granting of an Option, the Committee may require that the Optionee agree to remain in the employ of or otherwise provide services to the Company, a Parent Corporation or a Subsidiary for a period of one or more years after such Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ or otherwise as an Eligible Participant of the Company or any Subsidiary or Related Entity or shall interfere with or restrict in any way the rights of the Company or any Subsidiary or Related Entity, all of which rights are hereby expressly reserved, to discharge any Optionee to terminate the services of Option at any time for any reason whatsoever, with or without cause.

                  (e) No Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a Subsidiary, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Sections 10 and 15(c) hereof.

                  (f) Notwithstanding any other provisions of this Plan no Incentive Stock Option shall be granted to individuals other than as provided in the Code at the time of grant and the terms thereof shall be consistent with the requirements of the Code.

         7. Stock Option Agreement. Each Option granted under the Plan shall be authorized by the Committee and shall be evidenced by a Stock Option Agreement, which shall be executed by the Company and by the person to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable and the option price per share thereof. Notwithstanding any other provision herein the terms of a Stock Option Agreement intended to be an Incentive Stock Option shall comply in all respects with the Code at the time of grant.

         8. Market Value. For purposes of the Plan fair market value shall be determined by the or the Committee unless another reasonable method for determining fair market value is specified by the Committee, the closing sale price of a share of Common Stock as reported for the trading date next preceding the date in question shall be fair market value.

         9. Rights of Option Holders. The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the shares covered by his Option until such shares shall be issued to him upon the exercise of his Option.

         10. Transferability. Except as otherwise provided by the Board of Directors, no Option granted under the Plan shall be transferable by the individual to whom it was granted otherwise than by will or the laws of descent and distribution, and, during the lifetime of such individual, shall not be exercisable by any other person.

         11.      Termination of Eligible Services or Death.

                  (a)      (i)      Except as otherwise provided herein, if an
Optionee ceases to provide Eligible Services, any Options hereunder shall terminate forthwith. If an Option terminates because Optionee ceases to provide Eligible Services as a result of the Optionee's involuntary termination other than for cause this Option may nevertheless be exercised at any time within three months after such termination or such longer term as provided by the Committee. For purposes of this Plan, termination as a result of retirement pursuant to a plan adopted by the Company or on the normal retirement date prescribed from time to time by the Company shall be deemed to be an involuntary termination of such individual's Eligible Service. Notwithstanding the foregoing, the Committee may provide for the continued exercise of Non-Qualified Options after termination of Eligible Services for reasons other than cause.

                           (ii) An Option shall not terminate in the event an Optionee ceases to provide Eligible Services to an entity which the Company has an interest as defined herein because the Company ceases to have an interest in such an entity for any reason. In such event, the Option may be exercised by Optionee or Optionee's estate at any time thereafter.

                  (b) If the holder of an Option under the Plan dies (i) while providing Eligible Services, or (ii) within three months after the Optionee ceases to provide Eligible Services as a result of an involuntary termination other than for cause then such Option may, subject to the provisions hereof be exercised by the estate of an Optionee within one year after death unless pursuant to the terms of the Stock Option Agreement reflecting such Options the decreased Optionee could have exercised the Options for a longer period of time.

                  (c) If the holder of an Option under the Plan ceased providing Eligible Services because of permanent and total disability, then such Option may, subject to the provisions herein, be exercised at any time within one year after such termination of Eligible Services pursuant to the terms of the Stock Option Agreement reflecting such Options unless the disabled Optionee could have exercised the Options for a longer period of time.

                  (d) Except as otherwise provided herein an Option may be exercised pursuant to this Plan only to the extent that an Optionee was entitled to otherwise exercise the Option at the time of a termination of Eligible Services, or death, and in any event may not be exercised after the Termination Date.

                  (e) For purposes of this Plan, any employment relationship of an employee of the Company or of a subsidiary corporation of the Company or other entity will be treated as continuing intact while he is on military or sick leave or other bona fide leave or absence (such as temporary employment by the Government) if such leave does not exceed ninety days, if longer, so long as his right to re-employment is guaranteed either by statute or by contract.

         12.      Exercise of Options.

                  (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board of Directors, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Option granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof provide Eligible Services for such period or periods of time from the date of grant of the Option, as the Board of Directors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000).

                  (b) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary or other person designated by the Committee) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of his check payable to the order of the Company. Notwithstanding the foregoing provisions of this Section 10 or any other terms, provisions or conditions of the Plan, upon approval by the full Board of Directors, shares acquired pursuant to the exercise of any Option may be paid for in full at the time of exercise by (i) the surrender of shares of Common Stock of the Company held by or for the account of the optionee or subject to a Stock Option Agreement at the time of exercise to the extent, in the case of an Incentive Stock Option permitted by subsection (c)(5) of Section 422 of the Code and, with respect to any person who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (the "Act"), to the extent permitted by Section 16(b) of that Act and the Rules of the Securities and Exchange Commission, without liability to the Company; (ii) the issuance of a promissory note in compliance with law for a portion of the purchase price; or
(iii) such other methods approved by the Board of Directors, in compliance with law and provided that such methods do not disqualify Incentive Stock Options from being treated as such and comply with the provisions of Section 16(b) of the Act . In the case of (i) above, the fair market value of the surrendered shares shall be determined by the Committee as of the date of exercise as provided herein.

         13.      Adjustment Upon Change in Capitalization.

                  (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split up, combination of shares, stock dividends or the like, an appropriate adjustment shall be made by the Board of Directors in the aggregate number of shares available under the Plan and in the number of shares and option price per share subject to outstanding Options. Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

                  (b) If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the holder of an Option shall be entitled to receive upon the exercise of such Option (the timing of which, as set forth in Section 11, is in the discretion of the Board of Directors) the same number and kind of shares of stock or the same amount of property, cash or securities as the holder would have been entitled to receive upon the happening of any such corporate event as if the holder had been, immediately prior to such event, the holder of the number of shares covered by such Option; provided, however, that in such event the Board of Directors shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder from being disqualified as an "incentive stock option" under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

         14.      Further Conditions of Exercise.

                  (a) Unless prior to the exercise of an Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Company unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

                  (b) The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualifications and compliance.

         15. Effectiveness of the Plan. The Plan was originally adopted by the Board of Directors on October __, 2001. The Plan shall be subject to approval by the affirmative vote of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purposes, or by written consent, prior to date, which is within one year of adoption of the Plan by the Board of Directors. In the event such stockholder approval is withheld or otherwise not received on or before the latter date, the Plan and all Options, which may have been granted thereunder shall become null and void.

         16.      Termination, Modification and Amendment.

                  (a) The Plan (but not Options previously granted under the Plan) shall terminate in November 2001, which is within ten years of the date of its adoption by the Board of Directors, or sooner as hereinafter provided, and no Option shall be granted after the termination of the Plan.

                  (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose.

                  (c) The Board of Directors may at any time, on or before the termination date referred to in Section 15(a) hereof, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding wholly owned shares of the Company present in person or by proxy increase (except as provided by Section 12 hereof) the maximum number of shares as to which Incentive Stock Options may be granted, or change the designation of the employees or class of employees eligible to receive Incentive Stock Options.

                  (d) No termination, modification or amendment of the Plan may, without the consent of the individual to whom an Option shall have been previously granted, adversely affect the rights conferred by such Option.

         17. Not a Contract of Employment. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company.

         18. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the fullest extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on their own behalf.

         19. Definitions. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the same meanings as set forth in Sections 425(e) and 425(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

         20. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Florida.

                                                   FORM OF PROXY
                                                     FRONT PAGE

  Global Asset Holdings, Inc.       The undersigned hereby appoints Irving
    11900 Biscayne Boulevard        Greenman, William Rhodes, and David Berman
           Suite 262                and each of them, with power of
      Miami, Florida 33181          substitution, to represent and vote on
                                    behalf of the undersigned all of the shares of Global Asset Holdings, Inc. which the
             PROXY                  undersigned is entitled to vote at the
                                    Annual Meeting of Shareholders for the year
                                    2002 to be held on November 21, 2002, at the offices of the Company at 11900 Biscayne
                                    Boulevard, Suite 262 Miami, Florida and at any adjournment thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the proposals more fully described in the notice of and proxy statement for the meeting, receipt of which are hereby acknowledged.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS LISTED BELOW AND ELECTION OF THE PERSONS NAMED BELOW AS DIRECTORS.

1.    ELECTION OF DIRECTORS.     / /   FOR all nominees listed below     / /   WITHHOLD AUTHORITY
                                       (except as marked to the                to vote for all nominees
                                       contrary below)                         listed below

    David Berman      Irving Greenman      Martin Miller     William Rhodes


2. Proposal to approve the amendment of the certificate of incorporation to change the name of the company to EPIXTAR, INC.

              / / FOR           / / AGAINST          / / ABSTAIN


3.       Proposal to ratify the global asset holdings 2001 stock option plan.

              / / FOR           / / AGAINST          / / ABSTAIN

4. PROPOSAL FOR APPROVAL OF THE SELECTION OF LIEBMAN, GOLDBERG & DROGIN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

              / / FOR           / / AGAINST          / / ABSTAIN



INSTRUCTION:
To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

                                 FORM OF PROXY
                                    REVERSE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE ABOVE-DESCRIBED PROPOSALS AND FOR ELECTION OF THE NAMED DIRECTOR NOMINEES. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in the partnership or limited liability company name by authorized person.


                           Printed Name of Shareholder

---------------------------                       ------------------------------
            Date                                             Signature


----------------------------------
Signature if held jointly

Please sign and return this proxy in the enclosed, postage-paid envelope whether or not you attend the meeting. You may attend the meeting and void this proxy simply by voting your shares. I / / will / / will not attend the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.